Exhibit 10.11

Certain information has been excluded as marked by [*] from this exhibit because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

TO:	[*] HSBC BANK USA NA
NEW SEQUENCE:
SEQUENCE OF TOTAL:	1/1
PURPOSE OF MESSAGE:	ISSU
NEW SEQUENCE:
UNDERTAKING NUMBER:	[*]
DATE OF ISSUE:	250530
FORM OF UNDERTAKING:	STBY
APPLICABLE RULES:	ISPR
EXPIRY TYPE:	FIXD
DATE OF EXPIRY:	251114
APPLICANT:	NEOLYNC ELECTRONICS PVT LTD REFER 47A FOR ADDRESS
ISSUER:	HSBC [*]
BENEFICIARY:	EXYN TECHNOLOGIES INC REFER 47A FOR ADDRESS
ADVISING BANK:	HSBC BANK USA NA TRADE N CR INFO DPT BUFFALO [*]
UNDERTAKING AMOUNT:	USD3500000,00
AVAILABLE WITH:	THE HONGKONG AND SHANGHAI BANKING C MAIN BRANCH CHENNAI

UNDERTAKING TERMS & COND:

AT THE REQUEST OF NEOLYNC ELELCTRONICS PRIVATE LIMITED (HEREUNDER REFERRED TO AS‘THE APPLICANT’), WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. [*] IN FAVOR OF EXYN TECHNOLOGIES INC FOR THE MAXIMUM AMOUNT OF USD 3.5 MILLION (THREE MILLION FIVE HUNDRED THOUSAND ONLY) UNDER BANKING FACILITY GRANTED BY THE HSBC BANK TO NEOLYNC ELECTRONICS PRIVATE LIMITED (THE BORROWER) WHICH HAS ITS REGISTERED OFFICE AT [*]

THIS STANDBY LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH US AGAINST YOUR AUTHENTICATED SWIFT DRAWING ADVICE WITH THE FOLLOWING STATEMENT/ CONFIRMATION:

1.            THE AMOUNT DEMANDED REPRESENTS ALL OR PORTION DUE TO BENEFICIARY

2.            CERTIFICATE RECEIVED FROM APPLICANT CONFIRMING THAT THE UNDERLYING SOFTWARE SERVICES RECEIVED AT THEIR END.

CONFIRMING BANK SHALL PAY, WITHIN 5 BANKING DAYS, REMIT THE PROCEEDS TO YOU IN ACCORDANCE WITH YOUR INSTRUCTION.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, CONDITION OR QUALIFICATION. THE OBLIGATION OF THE ISSUING BANK UNDER THIS LETTER OF CREDIT SHALL BE THE INDIVIDUAL OBLIGATION OF THE BANK.

PARTIAL DRAWINGS ARE ACCEPTABLE.

THIS STANDBY LETTER OF CREDIT IS NOT TRANSFERABLE.

ALL BANKING CHARGES INCLUDING CONFIRMATION FEE UNDER THIS LETTER OF CREDIT ARE FOR THE ACCOUNT OF THE APPLICANT.

WE ENGAGE WITH YOU THAT DEMANDS UNDER AND IN COMPLIANCE WITH TERMS OF THIS STANDBY LETTER OF CREDIT SHALL BE DULY HONORED ON DUE PRESENTATION TO US.

THIS LETTER OF CREDIT WILL BE SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES ISP98 (INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590) OR ANY SUBSEQUENT REVISIONS THEREOF AND, IN THE EVENT OF ANY CONFLICT, THE LAWS OF THE STATE OF CALIFORNIA WILL CONTROL. IF THIS CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS OF THIS BANK AS DESCRIBED IN RULE 3.14 OF SAID PUBLICATION 590, THE BANK HEREBY SPECIFICALLY AGREES TO EFFECT PAYMENT IF THIS CREDIT IS DRAWN AGAINST WITHIN 30 DAYS AFTER THE BANK’S RESUMPTION OF BUSINESS FROM SUCH INTERRUPTION.

THIS SBLC IS ASSIGNED TO :
WESTERN ALLIANCE BANK
55 ALMADEN BL VD.
SUITE 100
SAN JOSE CA95113, USA
[*]